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                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (the "AGREEMENT") is made and entered into this 26th day of July, 2001, among the parties set forth in EXHIBIT "A" hereto (collectively, the "SELLERS" and individually a "SELLER"), Questar Market Resources, Inc. (the "PURCHASER") and Shenandoah Energy Inc. (the "COMPANY").

                                    RECITALS

     A. WHEREAS, Sellers are, or will be at the Closing, the owners of 100% of the equity securities, stock options, warrants and any other stock rights presently outstanding, or issued immediately prior to the Closing, including Common Stock, Series "A" Preferred Stock ("SERIES A") and Series "B" Preferred Stock ("SERIES B") (collectively, the "SHARES") of the Company in the amounts set forth in EXHIBIT "B"; and

     B. WHEREAS, Purchaser desires to purchase all (100%) of Sellers' Shares and Sellers desire to sell such Shares for the Aggregate Purchase Price (defined below) in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT OF SALE AND PURCHASE OF SHARES. Subject to the terms and conditions contained in this Agreement, Sellers shall sell to Purchaser and Purchaser shall purchase from Sellers all of the Shares as further described on EXHIBIT "B".

     2.   TIME AND PLACE OF CLOSING; PURCHASE PRICE.

          a. CLOSING. The closing of this transaction shall be held at 9:00 a.m. on July 31, 2001 in the offices of the Company at 475 Seventeenth Street, Suite 1000, Denver, Colorado 80202, or on such other date, time or place to be mutually agreed upon by the parties (hereinafter, the "CLOSING" or "CLOSING DATE").

          b. PURCHASE PRICE. The "AGGREGATE PURCHASE PRICE" for the Shares shall be $324,000,000.00 less the Employee Bonus Amount to be allocated among the Sellers as set forth on EXHIBIT "B".

     3. DEPOSIT ON THE EXECUTION DATE. Purchaser will pay into an escrow account (the "ESCROW Account") pursuant to an Escrow Agreement in the form of EXHIBIT "C" (the "ESCROW AGREEMENT") at U.S. Bank (the "ESCROW AGENT") a deposit of $10,000,000.00 in immediately available funds upon its execution of this Agreement (the "DEPOSIT"). At the Closing, the Deposit with accrued interest will be applied against the Aggregate Purchase Price. If the Closing does not occur prior to August 10, 2001, the Deposit with accrued interest will be refunded to Purchaser unless Closing fails to occur due to Purchaser's breach of any of its obligations, covenants, representations or warranties hereunder (and such breach was not cured within 10 days of written notice to Purchaser of such breach), in which case the Deposit with accrued interest, in lieu of any other damages, shall be allocated among the Sellers in accordance with each Seller's Deposit Sharing Ratio after the payment to the Company of all expenses incurred by the Company in connection herewith.

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     4.   SELLER'S REPRESENTATIONS AND WARRANTIES. Each Seller hereby severally and not jointly represents and warrants to Purchaser, with respect to itself/himself/herself, as follows:

          a. ORGANIZATION AND STANDING. To the extent Seller is a corporation, partnership, limited liability company or other business entity formed under the laws of any state, such business entity is duly organized, validly existing and in good standing under the laws of the state of organization and in such other jurisdictions necessary for the consummation of this Agreement.

          b. POWER. Seller has all requisite power and authority to carry on its business as presently conducted and to enter into this Agreement.
     The execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of Closing, violate, or be in conflict with, any material provision of its governing documents, when applicable, or any material provision of any agreement or instrument to which it is a party or by which it is bound, or to any judgment, decree, order, statute, rule or regulation applicable to it.

          c. AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite actions of the Seller. This Agreement constitutes the legal, valid and binding obligation of the Seller, and is enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

          d. TITLE TO SHARES. Seller owns, or at Closing will own, the Shares shown next to its/his/her name on EXHIBIT "B" and, at Closing, will convey to Purchaser good and marketable title to its/his/her Shares free and clear of any and all liens, claims, encumbrances, other pledges or security interests and all other defects of title or other matters whatsoever.

          e. LIABILITY FOR BROKERS' FEES. Seller has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transaction contemplated by this Agreement for which Purchaser shall have any responsibility.

     5. SELLER'S REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY. Each Seller represents and warrants to the Purchaser, severally and not jointly, that, to the extent of such Seller's actual knowledge without inquiry, the statements contained in this SECTION 5 are true as of the date of this Agreement. With respect to Shell Capital Inc., The Prudential Insurance Company of America, Chevron U.S.A. Inc. and Green Bay Packaging, Inc. the term "to the extent of such Seller's actual knowledge" shall mean the actual knowledge without inquiry of the representative(s) of such Seller sitting as a director of the Company or as an observer to the board of directors of the Company on June 1, 2001. The Company also makes the same representations to the best of its knowledge.

          a. ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. Each of the Company and its Subsidiaries (i) is duly incorporated or formed and validly existing, under the laws of its state of incorporation or formation; and
     (ii) is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

          b. CAPITALIZATION. Except as set forth on EXHIBIT "B", which shall include reference to the stock options and warrants described in SECTION 8(c)(i), there are no other authorized securities of the Company, including any stock options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require

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     the Company to issue, sell,or otherwise cause to become outstanding any of its capital stock.There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company.

          c. AFFILIATES. The Company does not have any subsidiaries or own any capital stock in any other corporation except as set forth on
     SCHEDULE 5(c).

          d. FINANCIAL STATEMENTS. Attached hereto as SCHEDULE 5(d) are the following financial statements (collectively the "FINANCIAL STATEMENTS"):
     (i) audited consolidated balance sheets of the Company as of December 31, 1999 and 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows of the Company for the year ended December 31, 2000; and (ii) an unaudited consolidated balance sheet of the Company as of May 31, 2001, and related consolidated statements of operations and cash flows for the five months then ended (the "MOST RECENT PERIOD END"). The Financial Statements at and for the five-month period ended May 31, 2001, are herein referred to as the "MOST RECENT FINANCIAL STATEMENTS." The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly, in all material respects, the consolidated financial position of the Company as of such dates and the results of operations for such periods, and are consistent with the books and records of the operations for such periods, and are consistent with the books and records of the Company; provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments and lack footnotes and other presentation items.

          e. EVENTS SUBSEQUENT TO MOST RECENT PERIOD END. Since May 31, 2001, there have not been any changes in the assets, condition or affairs, financial or otherwise, of the Company and the Subsidiaries, taken as a whole, which have had or will have, in the aggregate, a Material Adverse Effect.

          f. LEGAL COMPLIANCE. The Company and each of the Subsidiaries (i) is in substantial compliance with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) and (ii) has or has timely applied for all permits, licenses, certificates of authority, orders and approvals of, and has made all filings and applications with federal, state, and local regulatory bodies required to carry on its current operations in the ordinary course of business, except where the failure to so comply or to obtain or apply for such permits, licenses, certificates of authority, orders or approvals or to make such filings or applications would not have a Material Adverse Effect.

          g. TAX MATTERS. The Company and each of the Subsidiaries has properly filed all tax returns that it was required to file, if any, and has paid all taxes shown thereon as owing.

          h. MATERIAL AGREEMENTS. SCHEDULE 5(h) lists all contracts to which the Company or any Subsidiary is a party, the performance of which will involve consideration in excess of $1,000,000.00 per year (the "MATERIAL AGREEMENTS"). The Company has made available to the Purchaser a complete copy of each Material Agreement. With respect to each Material
     Agreement, the Company is not in breach or default of the terms and conditions of such agreement, except where such breaches or defaults would not have a Material Adverse Effect.

          i. LITIGATION. SCHEDULE 5(i) sets forth each instance in which the Company or any Subsidiary (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge, or (ii) is a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court

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     or quasi-judicial or administrative agency of any jurisdiction, or (iii)
     has been threatened to be sued or made a party to any such proceeding.

          j. ENVIRONMENTAL MATTERS. The Company and the Subsidiaries have obtained or have made application for all Environmental Approvals required to carry on their current operations in the ordinary course of business and all such Environmental Approvals are valid and in full force and effect; and the Company and the Subsidiaries are in substantial compliance with all such Environmental Laws, except where such defects or failures to obtain or apply for Environmental Approvals or be in substantial compliance with Environmental Laws would not, individually or in the aggregate, have a Material Adverse Effect. There is no order or directive that relates to environmental matters and that requires any work, repairs, construction or capital expenditures with respect to the Company's or any Subsidiary's assets. There is no demand or notice issued to the Company or any Subsidiary with respect to the breach of any Environmental Laws pertaining to the Company's assets that would reasonably cause a Material Adverse Effect.

          k. TRANSACTIONS WITH SELLERS. SCHEDULE 5(k) lists all contracts and agreements between the Company or any Subsidiary, on one hand, and any Seller or its affiliates on the other.

          l. TITLE TO PETROLEUM AND NATURAL GAS RIGHTS. The Company directly or indirectly through one of its Subsidiaries owns the NRI and WI set forth in SCHEDULE 5(l), free and clear of all liens, charges, encumbrances, conversion rights and adverse claims, except for Permitted Encumbrances and the Company has not done or failed to do any act or thing whereby any of the underlying leases may become subject to termination, surrender, forfeiture, cancellation, or alienation, except with respect to any such defects in ownership, action or failure to act that would not, individually or in the aggregate, result in a Material Adverse Effect.

          m. HEDGING TRANSACTIONS, GAS IMBALANCES AND PREPAID GAS OBLIGATIONS. SCHEDULE 5(m) sets forth all hedge transactions to which the Company is a party and gas imbalances pertaining to the Company's operations and assets. Except where identified as a negative imbalance on SCHEDULE 5(m), the Company is not obligated to deliver oil, gas or natural gas liquids without receiving full payment therefor. The Company is not obligated by virtue of a prepayment arrangement, under any contract or arrangement for the provision of services, to provide services at some future time without then or thereafter receiving full payment therefor.

          n. OFFICE LEASE. SCHEDULE 5(n) contains an accurate description of all office leases by which the Company is bound.

          o. INSURANCE. SCHEDULE 5(o) describes all contracts of insurance maintained by the Company, which are in full force and effect and all premiums due and owing in connection with such policies have been paid. The Company has given notice or has otherwise presented every material claim known to the Company to be covered by insurance under its insurance policies or contracts in a timely fashion.

          p.    LABOR MATTERS AND EMPLOYEE BENEFIT PLANS. Except as shown on
     SCHEDULE 5(p) hereto, the Company is not a party to any agreement or commitment for any obligation to make contributions under any pension plan, retirement income plan, profit sharing plan or other plan or arrangement providing for employee benefits compensation or severance obligations, retention obligations, royalty plan, net profits plan, or any plan, program or other arrangement providing for medical services or coverage, dental care, life insurance or disability insurance to employees. Specifically, the Company has complied in all material respects with the Employee Retirement Income Security Act.

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          q.    CONDITION OF WELLS. All major facilities and all producing, shut in or suspended oil and/or gas wells and all water and other disposal and injection wells operated by the Company or operated by operators acting on the Company's behalf, have been drilled and, if completed, have been completed, operated and produced in accordance with good and generally accepted oil and gas field practices and in substantial compliance with all applicable laws, rules and regulations in force at the time of such activity, except where the failure to so drill, complete, operate or produce would not, individually or in the aggregate, result in a Material Adverse Effect.

          r. NO NOTICES OF DEFAULT OR CLAIM FOR INDEMNIFICATION. No notice of default by the Company or claim for indemnification against the Company or any of the Subsidiaries has been made in writing or threatened in writing by any person that would reasonably cause a Material Adverse Effect.

          s. PAYMENT OF ROYALTIES AND TAXES. Except as set forth in SCHEDULE 5(s), all royalties and all ad valorem, property, production, severance and similar taxes and assessments based on, or measured by, the Company's or any Subsidiary's ownership of the production of petroleum substances from the Company's or any Subsidiary's assets or the receipt of proceeds therefrom that are payable by the Company or any Subsidiary and which have accrued or will accrue prior to the Closing Date, to the extent required to be paid prior to the Closing, have been or will be properly and fully paid and discharged in the manner and at the time prescribed by all applicable agreements and governmental regulations or, to the extent not required to be paid prior to the Closing, have been accrued in the normal course of business, subject to routine and ordinary adjustments and corrections.

          t. CREDIT FACILITY. Since May 31, 2001 the Company has not made any borrowings under its Credit Facility except for borrowings (i) in the ordinary course of business or (ii) for items covered in the Company's 2001 budget.

     5A. NO CLAIM OF INDEMNIFICATION UNDER MASTER AGREEMENT. Chevron U.S.A. Inc. represents and warrants to Purchaser that as of the date hereof neither it nor its affiliates (collectively, "CHEVRON") have asserted, and the Company has not received, any notice of default or inquiry or claim for indemnification arising out of or relating to the Company's indemnification obligation under the Master Agreement for Sale and Contribution of Assets dated as of August 10, 1999 by and among Chevron U.S.A. Inc., The Chandler Company and Shenandoah Energy Inc. (the "MASTER AGREEMENT") nor is Chevron presently aware of any facts or circumstances that would reasonably cause it to make any such notice or inquiry or claim.

     6. PURCHASER'S REPRESENTATIONS. Purchaser represents and warrants to Sellers and Company as of the date hereof and at Closing as follows:

          a. ORGANIZATION AND STANDING. Purchaser is a corporation, formed under the laws of the state of Utah, such business entity is duly organized, validly existing and in good standing under the laws of such state and in such other jurisdictions necessary for the consummation of this Agreement.

          b. POWER. Purchaser has all requisite power and authority to carry on its business as presently conducted and to enter into this Agreement. The execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of Closing, violate, or be in conflict with, any material provision of its governing

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     documents, when applicable, or any material provision of any agreement or instrument to which it is a party or by which it is bound, or to any judgment, decree, order, statute, rule or regulation applicable to it.

          c. AUTHORIZATION AND ENFORCEABILITY. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action of the Purchaser and Questar Corporation. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, and is enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

          d. ACQUISITION NOT FOR DISTRIBUTION PURPOSES. Purchaser is acquiring the Shares for investment purposes and not with a view to distribution.

          e. RESTRICTION ON TRANSFERS. Purchaser acknowledges that the Shares are not registered under the Securities Act of 1933, as amended. Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, including Rule 144 under the Securities Act of 1933, as amended.

          f. LIABILITY FOR BROKERS' FEES. Purchaser has not incurred any liability, contingent or otherwise, for brokers' or finders' fees relating to the transaction contemplated by this Agreement for which any Seller shall have any responsibility.

          g. HART-SCOTT-RODINO. Purchaser has made a good faith determination that the fair market value of the assets of the Company that would not be exempt from the requirements of the Hart-Scott-Rodino Act pursuant to 16 C.F.R.Section.802.3 if acquired directly does not exceed $50 million.

     7.   COVENANTS.

          a. INDEPENDENT EVALUATION. Purchaser is experienced and knowledgeable in the oil and gas business. Purchaser is aware of risks associated with the oil and gas business and, specifically, the Company's business, operations and assets and has formed its own judgment as to the value of the Shares. Purchaser is relying upon its own judgment and decision in entering into and consummating the transaction. Between the execution date and the Closing Date, Sellers shall use commercially reasonable efforts to assist Purchaser in being afforded the opportunity to examine the files, records, information and data regarding the business of the Company and its Affiliates (the "RECORDS"), in addition to information that is available in the public domain. Purchaser acknowledges and agrees that neither the Company nor its Affiliates, directors, officers or employees of any of them nor Sellers have made any representations or warranties, express or implied, written or oral, as to the accuracy of the Records. Except for the representations and warranties of Sellers contained in this Agreement, Sellers have not made any representation or warranty to Purchaser including any estimate with respect to the value of the assets of the Company or reserves or any projections as to events that could or could not occur. In entering into this Agreement, Purchaser acknowledges and affirms that it has relied and will rely solely on the terms, representations and warranties of this Agreement and upon its independent analysis, evaluation and investigation of, and judgment with respect to, the business, economic, legal, tax or other consequences of this transaction including its own estimate and appraisal of the extent and value of the petroleum, natural gas and other reserves attributable to the assets of the

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     Company. Purchaser's representatives will be given full access and the opportunity to conduct a Phase I Environmental Inspection and equipment inventory and to visit with personnel and physically examine the assets and operations of the Company. Except as expressly provided in this Agreement, no Seller shall have any liability to Purchaser or its affiliates, agents, representatives or employees resulting from any use, authorized or unauthorized, of the Records or other information relating to the Company.

          b. LIABILITY OF SELLERS SEVERAL AND NOT JOINT. Any liability of a Seller arising hereunder shall be several to each Seller and not joint, and no Seller shall be liable for the breach of any representation, warranty or covenant hereunder by another Seller. The liability of each Seller hereunder shall be limited in amount to the amount shown under the column labeled "Distribution Amount" on EXHIBIT "B" for each such Seller. To the extent a Seller incurs any liability hereunder together with all other Sellers, the liability of such Seller shall not exceed the liability of all Sellers hereunder multiplied by such Seller's Sharing Ratio.

          c. EXERCISE OF OPTIONS AND WARRANTS. Each Option Holder or Warrant Holder that is a party hereto agrees to exercise all of its Options and/or warrants immediately prior to Closing and the amount owed to the Company as a result of such exercise (which is set forth in the column labeled "Exercise Amount" on EXHIBIT "B") shall be offset against such Option Holder's or Warrant Holder's share of the Aggregate Purchase Price (which is set forth in the column labeled "Purchase Price" on EXHIBIT "B"), so that each Option Holder or Warrant Holder shall receive at Closing such Option Holder's or Warrant Holder's share of the Distribution Amount (which is set forth on EXHIBIT "B"), less any required tax withholdings with respect to the Option Holders.

          d. PURCHASER'S OBLIGATION TO CLOSE. Purchaser shall not have the obligation to close unless 100% of the Shares (including Shares issued upon the exercise of Options and warrants) are tendered at Closing.

          e. TREATMENT OF OPTION POOL. The Sellers and the Company agree to amend the Option Plan to provide for cash bonus payments to participants in the Option Pool in an amount equal to the Employee Bonus Amount in lieu of options that have been previously allocated to the Option Pool. The Company shall determine the allocation of the Employee Bonus Amount to the individual participants and shall provide such allocation to the Escrow Agent at least two (2) business days prior to Closing.

          f. 401(k) PLAN. The Company will terminate its 401(k) plan immediately prior to Closing. Purchaser agrees that all employees of the Company shall be eligible to participate and vest immediately in Purchaser's parent's 401(k) plan (the "401(k) PLAN"), as of the Closing Date, without any waiting period. Purchaser shall permit each employee of the Company who was a participant in the Company's 401(k) plan to elect to rollover or transfer his account balance under the Company's 401(k) plan to the 401(k) Plan (excluding, however, any outstanding loans).

          g. UPDATE OF EXHIBIT "B" PRIOR TO CLOSING. The Company shall provide Purchaser an updated EXHIBIT "B" two (2) business days prior to Closing to reflect any changes resulting from the adjustment of the Option Price (if the Closing occurs on a date other than July 31, 2001). Each Seller authorizes the Company to: (i) adjust EXHIBIT "B" as provided in this SECTION 7(g); and (ii) enter into and to perform its obligations under the Escrow Agreement.

     8. OPERATION OF BUSINESS. From the date hereof until the Closing Date, the Company will not, without the written consent of Purchaser (which consent shall not be unreasonably withheld), except

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as expressly contemplated by this Agreement, engage in any practice, take any action, or enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, the Company will not, without the written consent of Purchaser (which consent shall not be unreasonably withheld), except as expressly contemplated by this Agreement, do any of the following:

          a. amend or otherwise change its charter or bylaws or equivalent organizational documents;

          b. make or commit to make any capital expenditure or group of related capital expenditures in excess of $250,000.00 individually or $1,000,000.00 in the aggregate that is not provided for in the Company's 2001 budget previously provided to the Purchaser;

          c. issue, sell, pledge, dispose of, grant, encumber or authorize the issuance, sale, pledge, disposition, grant or encumbrance of (i) any shares of capital stock of any class of the Company, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company, except for (A) up to 346,761 Options that have been or will be granted to employees of the Company prior to Closing pursuant to the Option Plan, as amended by SECTION 7(e), or (b) shares to be issued by the Company upon the exercise of the stock options described in (A) above or the 193,548 warrants currently outstanding, or (ii) any assets and properties material to the Company, except for (A) sales of oil, gas, or natural gas liquids in the ordinary course of business, or (B) pledges of assets and properties required by any financing documents to which the Company is a party on the date hereof;

          d. acquire (including, without limitation, by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or any division thereof or any material amount of assets, except for acquisitions of assets in the ordinary course of business;

          e. incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except borrowing in the ordinary course of business pursuant to any existing credit agreements;

          f. increase the compensation payable or to become payable to, or grant any severance or termination pay to, its officers, employees, directors or consultants, except pursuant to existing contractual arrangements, or existing compensation plans, or enter into any employment, consulting or severance agreement with, any director, officer or other employee or consultant of the Company, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, compensation, stock option (except the amendment to the Option Plan described in SECTION 7(e)), restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer, employee or consultant except, in each case, for actions resulting from the normal application of the Company's policies, consistent with past practice;

          g. declare, set aside or pay any dividend or make any other pro-rata distribution to shareholders; or

          h. amend in any material respect any Material Agreement or terminate any Material Agreement prior to the expiration of the term thereof.

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     9.   OBLIGATIONS OF THE PARTIES AT CLOSING.

          a. SELLERS' ACTIONS AT CLOSING. At Closing, each Seller shall execute, acknowledge and deliver to Purchaser the following:

                (i) TRANSFER OF SHARES. The original stock certificates representing such Seller's Shares, duly endorsed (or accompanied by duly executed stock powers);

                (ii) CERTIFICATE. A certificate certifying that the representations and warranties provided hereunder by such Seller are accurate and true in all material respects as of the Closing as to such Seller; and

                (iii) OTHER NECESSARY INSTRUMENTS. All other instruments as may be reasonably required to consummate the agreements of the parties hereunder.

          b. PURCHASER'S ACTIONS AT CLOSING. At Closing, upon the tendering of 100% of the Shares,Purchaser shall:

               (i) PAYMENT AT CLOSING. Deliver the remaining portion of the Aggregate Purchase Price (as adjusted pursuant to SECTION 3 above), less the Option Exercise Amount and the Warrant Exercise Amount, into the Escrow Account together with distribution instructions executed by the Company in accordance with EXHIBIT "B";

               (ii) PAYMENT OF EMPLOYEE BONUS AMOUNT. Deliver the Employee Bonus Amount into the Escrow Account together with the distribution instructions executed by the Company; and

               (iii) CERTIFICATE. Deliver a certificate certifying that the representations and warranties provided hereunder by the Purchaser are accurate and true in all material respects as of the Closing.

     10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and covenants contained herein shall expire at Closing except that
(i) those contained in SECTIONS 4, 6, 7 AND 12 shall survive Closing and (ii) those contained in SECTIONS 5 AND 5A shall survive for a period of six months after Closing. No claim or cause of action shall be maintained based upon any such representation, warranty or covenant after its expiration.

     11. TERMINATION OF AGREEMENT. This Agreement may be terminated as provided below:

          a. by mutual written consent of the Purchaser and the Majority of Sellers at any time prior to the Closing;

          b. the Purchaser may terminate this Agreement by giving written notice to Sellers and the Company at any time prior to the Closing (i) in the event any Seller or the Company has breached any representation, warranty, or covenant contained in this Agreement in any material respect, the Purchaser has notified the Sellers and the Company of the breach, the breach has continued without cure for a period of 10 days after the notice of breach and the breach has resulted or is likely to result in a Material Adverse Effect, or (ii) if the Closing shall not have occurred on or before August 10, 2001, by reason of the failure of any condition precedent hereunder (unless the failure results primarily from Purchaser itself breaching any representation, warranty, or covenant contained in this Agreement); or (iii) in the event 100% of the Shares (including Shares that will be issued upon the exercise of the Options or warrants) are not tendered prior to August 10, 2001; or

          c. the Majority of Sellers may terminate this Agreement by giving written notice to Purchaser at any time prior to the Closing (i) in the event the Purchaser has breached any representation, warranty, or covenant contained in this Agreement in any material respect, the Sellers have notified the Purchaser of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach, or (ii) if the Closing shall not have occurred on or before August 10, 2001, by reason of the failure of any condition precedent hereunder (unless the failure results primarily from at least a Majority of Sellers or the Company breaching any representation, warranty, or covenant contained in this Agreement).

     If any Party terminates this Agreement pursuant to this Section, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except, in the case of termination resulting from a breach by any Party, for any liability of the Party in such breach). If this Agreement is terminated for any cause other than Purchaser's breach hereof, Sellers shall refund the Deposit to Purchaser as provided in the Escrow Agreement, with any interest actually accrued thereon.

     12.  GENERAL PROVISIONS.

          a. ENTIRE AGREEMENT. This Agreement together with the Exhibits contains the entire understanding of the Parties with regard to the subject matter hereof and no warranties, representations, promises or agreements have been made between the Parties other than as expressly herein set forth. This Agreement supersedes any previous agreement or understanding between the Parties and cannot be modified or amended except in a writing executed by the Purchaser and the Majority of Sellers.

          b. BINDING EFFECT. Upon execution, this Agreement shall be binding and fully enforceable and shall inure to the benefit of the Parties hereto, their successors, assigns, personal representatives and heirs.

          c. NOTICES. All notices as may be required by this Agreement shall be deemed given if delivered personally or sent by facsimile during normal business hours of the recipient, the next business day if sent by overnight courier, or upon receipt if sent by U.S. Mail to the respective parties at the addresses set forth below:

          To Sellers:     See EXHIBIT "A"


          To Purchaser:   Questar Market Resources, Inc.
                                    180 East 100 South
                                    Salt Lake City, Utah  84111
                                    ATTN: G. L. Nordloh

          To Company:     Shenandoah Energy Inc.
                                    475 17th Street, Suite 1000
                                    Denver, Colorado  80202
                                    ATTN:  Mitchell L. Solich

          d. SEVERABILITY. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby and effect shall be given to the intent manifested by the provisions, or portions thereof, held to be enforceable and valid.

          e. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Utah without regard to its choice of law provisions.

          f. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each such counterpart shall be considered an original and an enforceable agreement.

          g. NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the others of any material breach of any of its representations and warranties contained herein.

          h. EXCLUSIVITY. Prior to the Closing or the termination of this Agreement, Sellers will not (and the Sellers will not cause or permit the Company to) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of the Company (including any acquisition structured as a merger, consolidation, or share exchange).

          i. POST-CLOSING COVENANTS. After Closing, if any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action as any other Party reasonably may request, all at the sole cost and expense of the requesting Party. If any Party is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with any transaction on or prior to the Closing Date involving the Company, each of the other Parties shall cooperate with it and its counsel in the defense or contest, all at the sole cost and expense of the contesting or defending Party.

          j. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the Purchaser and the Company; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law, or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Parties prior to making the disclosure).

          k. NO THIRD PARTY BENEFICIARIES. Except as provided in SECTION 7(e),this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

          l. EXPENSES. Notwithstanding anything contained herein, all fees, costs, and expenses for investment advisors, attorneys, and accountants retained by the Company to facilitate the transactions contemplated by this Agreement shall be paid by the Company. All fees, costs, and expenses incurred by the Purchaser in connection with the transactions contemplated by this Agreement shall be paid by the Purchaser.

          m. LIMITATION OF DAMAGES. There shall be no liability under this Agreement for consequential, special, punitive or exemplary damages.

     13.  DEFINITIONS.

          a.    "Affiliates" means the Persons listed on SCHEDULE 5(c).

          b. "Aggregate Purchase Price." This term shall have the meaning set forth in SECTION 2.

          c.    "Closing." This term shall have the meaning set forth in
     SECTION 2.

          d.    Closing Date." This term shall have the meaning set forth in
     SECTION 2.

          e.    "Common Stock Purchase Warrant Agreements" means, collectively,
     (i) the Common Stock Purchase Warrant Agreement dated December 30, 1999 between the Company and The Prudential Insurance Company of America and
     (ii) the Common Stock Purchase Warrant Agreement dated December 30, 1999 between the Company and Shell Capital Inc.

          f. "Company." This term shall have the meaning set forth in Paragraph A.

          g. "Credit Facility" means that certain Senior Secured Revolving Credit Agreement dated November 27, 2000, by and among First Union National Bank, U.S. Bank National Association, BNP Paribas, the Senior Lenders Signatory thereto and the Company.

          h.    "Deposit." This term shall have the meaning set forth in
     SECTION 3.

          i.    "Deposit Sharing Ratio" shall be as set forth in EXHIBIT "B".

          j. "Employee Bonus Amount" shall equal the number of shares (56,450) that would otherwise have been issued to the Option Pool pursuant to the Option Plan, but for the amendment of the Option Plan as described in SECTION 7(e), multiplied by the difference between the Stock Value and the Option Price on the Closing Date. The Employee Bonus Amount shown on EXHIBIT "B" shall be updated by the Company and provided to Purchaser two
     (2) business days prior to Closing.

          k. "Environmental Approvals" means all applicable permits, licenses and approvals required by governmental authorities pursuant to the Environmental Laws with respect to the use of a property or operation of a business.

          l. "Environmental Laws" means any valid and applicable federal, state or local law, statute, or ordinance, in effect as of the date hereof, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to emissions, discharges, releases or threatened releases of hazardous materials. Environmental Laws include, but are not limited to: the Occupational Safety and Health Act; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980; the Resource Conservation and Recovery Act; the Toxic Substances Control Act; the Clean Water Act; the Clean Air Act; the Federal Water Pollution Control Act; the Oil Pollution Control Act; the Endangered Species Act; and the Safe Drinking Water Act, as such acts may have been amended or supplemented from time to time, the state and local counterparts or equivalents of all such acts, and all rules, regulations and orders adopted under any such statutes.

          m. "Escrow Account". This term shall have the meaning given to it in SECTION 3.

          n.    "Escrow Agent". This term shall have the meaning given to it in
     SECTION 3

          o. "Escrow Agreement". This term shall have the meaning given to it in SECTION 3.

          p. "GAAP" means United States generally accepted accounting principles in effect from time to time.

          q. "Majority of Sellers" means Sellers representing sixty-six and two-thirds percent of the total number of Shares of Common Stock (including Common Stock to be issued upon the exercise of all warrants and Options), Series A Preferred Stock, and Series B Preferred Stock.

          r. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, or financial condition of the Company and its Affiliates, taken as a whole, except for any such effects resulting from changes affecting the United States economy, financial and capital markets or the oil and gas industry in general, or changes in the prices generally paid for oil, natural gas or equivalents.

          s. "Material Agreements." This term shall have the meaning set forth in SECTION 5(h).

          t. "NRI" means a fractional or percentage interest in and to all hydrocarbons produced from or allocated to a well or unit after deduction of all lessors royalties, overriding royalties, and other burdens and payments out of production that burden such fractional or percentage interest in such well or unit.

          u. "Option" or "Options" shall have the same meaning as set forth in the Option Plan.

          v. "Option Exercise Amount" shall be determined by multiplying the number of Options and former options allocated to the Option Pool (403,211) by the Option Price on the Closing Date. The Option Exercise Price and the Option Exercise Amount shown on EXHIBIT "B" shall be updated by the Company and provided to Purchaser two (2) business days prior to the Closing.

          w. "Option Holder" shall have the same meaning as set forth in the Option Plan.

          x. "Option Plan" shall mean the Company's 2000 Stock Option Plan, as amended.

          y. "Option Pool" shall have the same meaning as set forth in the Option Plan.

          z. "Option Price" shall have the same meaning as set forth in the Option Plan. If Closing occurs on July 31, 2001, the Option Price shall equal $67.8648 per share; the Option Price shall be redetermined in accordance with the Option Plan if Closing occurs at a later date.

          aa. "Party" and "Parties" shall mean Questar Market Resources, Inc., the Company and each Seller as reflected on EXHIBIT "A".

          bb.   "Permitted Encumbrances" means the following:

                (i) liens for taxes not yet due or, if due, being challenged in good faith by appropriate proceedings;

                (ii) materialmen's, mechanics', and other similar liens or charges arising in the ordinary course of business for obligations that are not delinquent and that will be paid or discharged in the ordinary course of business or, if delinquent, that are being contested in good faith in the ordinary course of business;

                (iii) easements, rights-of-way, servitudes, permits, surface leases, and other rights in respect of surface operations that do not materially interfere with the Company's operations of the portion of the Company property burdened thereby;

                (iv) liens arising under operating agreements, unitization, and pooling agreements, orders and statutes and production sales contracts securing amounts not yet due or, if due, being contested in good faith in the ordinary course of business;

                (v) royalties, overriding royalties, net profits interests, production payments, reversionary interests, and similar interests that do not decrease the Company's NRI below the NRI shown in
          SCHEDULE 5(l), or increase the Company's WI above the WI shown in
          SCHEDULE 5(l), without at least a proportionate increase in the Company's NRI;

                (vi) conventional rights of reassignment requiring notice to the holders of the rights prior to surrendering or releasing a leasehold interest;

                (vii) calls on production exercisable only at prices substantially equivalent to then-current fair market value;

                (viii)all rights to consent by, required notices to, filings with, or other actions by any local, county, state, federal or tribal governmental bodies, authorities or agencies in connection with the transactions contemplated by this Agreement, if the same are customarily sought subsequent to such transactions;

                (ix) the terms and conditions of the Material Agreements to the extent such terms and conditions do not decrease the Company's NRI below the NRI shown on SCHEDULE 5(l), or increase the Company's WI above the WI shown in SCHEDULE 5(l) without a corresponding proportionate increase in the Company's NRI; and

                (x) liens and security interests arising under the Company's Credit Facility.

          cc. "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, enterprise, unincorporated organization, or governmental entity.

          dd. "Phase I Environmental Inspection" means an assessment of the Company's compliance with Environmental Laws consisting of examination of the

                Company's files and public documents, interviews of personnel of the Company and of other appropriate persons, visual inspection of Company property, and NORM and asbestos surveys.

          ee. "Shares." This term shall have the meaning set forth in Paragraph A.

          ff.   Subsidiaries" means all Affiliates.

          gg.   Sharing Ratio" shall be as set forth in EXHIBIT "B".

          hh. "Stock Value" shall mean the consideration received for one (1) share of Common Stock under this Agreement as shown next to the "Price Per Share" column on EXHIBIT "B".

          ii. "Warrant Exercise Amount" is $1,935.48, which is determined pursuant to the Common Stock Purchase Warrant Agreements by multiplying the total number of warrants issued thereunder (193,548) times the Initial Exercise Price ($0.01 per share) as such term is defined under the Stock Purchase Warrant Agreements.

          jj. "Warrant Holder" shall mean a holder of warrants issued pursuant to the Common Stock Purchase Warrant Agreements.

          kk. "WI" means a fraction or percentage of the costs and expenses associated with the maintenance, exploration, development, operation and abandonment of a well or unit.


PURCHASER:


QUESTAR MARKET RESOURCES, INC.



By:
    ---------------------------------------------------

Name:  G. L. Nordloh

Title:  President & CEO

Date: July 26, 2001

COMPANY:


SHENANDOAH ENERGY INC.



By:
    ---------------------------------------------------

Name:  Mitchell L. Solich

Title:  President & CEO

Date:  July ___, 2001

SELLER #1:


ADVANCE ROSS SUB COMPANY



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #2:


COLLIS P. CHANDLER, III, AN INDIVIDUAL



By:
    ---------------------------------------------------

Name:  Collis P. Chandler, III

Date:  July ___, 2001

SELLER #3:


CHEVRON U.S.A. INC.



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------

Date:  July ___, 2001

SELLER #4:


COLLIS P. CHANDLER, III REVOCABLE TRUST



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------

Date:  July ___, 2001

SELLER #5:


TERRENCE J. COX, AN INDIVIDUAL SHAREHOLDER AND AN OPTION HOLDER



By:
    ---------------------------------------------------

Name:  Terrence J. Cox

Date:  July ___, 2001

SELLER #6:


GREEN BAY PACKAGING, INC.



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #7:


KENNETH MORRISON TRUST #1



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #8:


KENNETH MORRISON TRUST #2



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #9:


KENNETH S. MORRISON REVOCABLE TRUST


By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #10:


M&R FAMILY LIMITED PARTNERSHIP



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------

SELLER #11:


THE MEADOWS FAMILY TRUST



By:
    ---------------------------------------------------

Name:  Jimmie L. Meadows

Title:  Trustee

Date:  July ___, 2001



         and



By:
    ---------------------------------------------------

Name:  Paula J. Meadows

Title:  Trustee

Date:  July ___, 2001

SELLER #12:


MILTON L. MORRISON TRUST NO. 3 - AARON MORRISON



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #13:


MILTON L. MORRISON TRUST NO. 3 - AMY MORRISON DOBBINS



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #14:


MILTON L. MORRISON TRUST NO. 3 - JEFFREY MORRISON



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #15:


MILTON L. MORRISON TRUST NO. 3 - MEGAN MORRISON MITCHELSON



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #16:


MILTON L. MORRISON TRUST NO. 3 - MINDY MORRISON GUELDNER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #17:


MILTON L. MORRISON TRUST NO. 3 - MOLLY MORRISON SNYDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #18:


MORRISON ENERGY COMPANY, INC.



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #19:


PATRICIA MCDONALD CHANDLER MARITAL TRUST



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #20:


PATRICIA MCDONALD CHANDLER TRUST



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #21:


ROYCE R. BAKER FAMILY TRUST



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #22:


SHELL CAPITAL INC.

AS A SHAREHOLDER AND A WARRANT HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------


Date:  July ___, 2001

SELLER #23:


THE SOLICH TRUST DATED SEPTEMBER 8, 1999



By:
    ---------------------------------------------------

Name:  Mitchell L. Solich

Title:  Co-Trustee

Date:  July ___, 2001


MITCHELL L. SOLICH, AN OPTION HOLDER



By:
    ---------------------------------------------------

Name:  Mitchell L. Solich

Date:  July ___, 2001

SELLER #24:


SHARON R. STREISSGUTH, AN INDIVIDUAL



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------



Date:  July ___, 2001

SELLER #25:


SUSAN M. MORRISON ROBERTS TRUST NO. 1



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------



Date:  July ___, 2001

SELLER #26:


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

AS A SHAREHOLDER AND A WARRANT HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------
Title:
       ------------------------------------------------



Date:  July ___, 2001

SELLER #27:


DWIGHT KEATON BARKER, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001

SELLER #28:


JOSEPH M. BROOKER, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001

SELLER #29:


JOHN T. CONLEY, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001

SELLER #30:


ROGER M. FLAHIVE, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001

SELLER #31:


JEFF M. LOWE, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001

SELLER #32:


KERRY S. RAMSEY, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001

SELLER #33:


CHRISTOPHER R. WAGNER, AN INDIVIDUAL OPTION HOLDER



By:
    ---------------------------------------------------
Name:
      -------------------------------------------------


Date:  July ___, 2001